                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 16, 2004 (August 9, 2004)
                                                  ---------------------------------

                               Elecsys Corporation
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             (Exact name of registrant as specified in its charter)

          KANSAS                        0-22760                     48-1099142
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(State or other jurisdiction           (Commission                 (IRS Employer
      of incorporation)                File Number)              Identification No.)

     15301 W. 99th Street  Lenexa, Kansas                               66219
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (913) 647-0158
                                                   --------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 4.     Changes in the Registrant's Certifying Accountant.

         On August 9, 2004, the Board of Directors of the Company, upon the recommendation of the Company's Audit Committee, approved a resolution (i)
replacing Ernst & Young LLP ("Ernst & Young") who were dismissed as the
Company's independent auditors effective August 9, 2004, and (ii) engaging Mayer
Hoffman McCann P.C. ("Mayer Hoffman McCann") as the Company's independent auditors for purposes of auditing the Company's financial statements for the fiscal year ending April 30, 2005.

         The audit reports of Ernst & Young on the financial statements of the
Company for the fiscal years ended April 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for an additional paragraph noting the change in the Company's method of accounting for goodwill and other intangible assets.

         In connection with its audits for the two most recent fiscal years and subsequent interim period, there have been no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused them to make reference to them in their report on the financial statements for those years.

         The Company did not consult with Mayer Hoffman McCann regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the financial statements, and no written or oral advice was provided by Mayer Hoffman McCann that was a factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue prior to August 9, 2004.

         The Company has provided Ernst & Young with a copy of this Form 8-K and requested that Ernst & Young furnish the Company with a letter, addressed to the
Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which is does not agree. A copy of such letter is filed as Exhibit 16.1.

         A copy of the press release issued by the Company announcing the change in the Company's auditor is filed as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         16.1   Letter from Ernst & Young LLP dated August 16, 2004

         99.1   Press Release dated August 16, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 16, 2004
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
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                                            Todd A. Daniels
                                            Vice President and Chief Financial Officer